Exhibit 10.22

CONTRIBUTION AGREEMENT
THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of the 14th day of January, 2015 by and among MONOGRAM RESIDENTIAL OP LP, a Delaware limited partnership (“Borrower”), MONOGRAM RESIDENTIAL, INC., a Delaware corporation (“General Partner”), MR BUSINESS TRUST, a Maryland business trust (“Limited Partner”), MONOGRAM RESIDENTIAL ADDISON CIRCLE, LLC, a Delaware limited liability company (“Addison”), MONOGRAM RESIDENTIAL PEMBROKE, LLC, a Delaware limited liability company (“Pembroke”), AND EACH SUBSIDIARY GUARANTOR AND ADDITIONAL GUARANTOR (EACH AS DEFINED IN THE CREDIT AGREEMENT (HEREINAFTER DEFINED)) THAT IS NOW OR MAY HEREAFTER BECOME A PARTY TO THIS AGREEMENT (General Partner, Limited Partner, Addison, Pembroke and such Subsidiary Guarantors and Additional Guarantors are hereinafter referred to as a “Guarantor” and collectively as the “Guarantors”; and the Borrower and the Guarantors are sometimes hereinafter referred to individually as a “Contributing Party” and collectively as the “Contributing Parties”).
W I T N E S S E T H:
WHEREAS, Borrower, KeyBank National Association (“KeyBank”), the other lending institutions which are or may hereafter become a party thereto (KeyBank, together with such other lending institutions are hereinafter referred to collectively as the “Lenders”), and KeyBank, as agent (the “Agent”) have entered into that certain Credit Agreement dated of even date herewith (such agreement, as the same may be from time to time amended, modified, restated, increased or extended, being hereinafter referred to as the “Credit Agreement”) and pursuant to the Credit Agreement, the Lenders have agreed to extend financial accommodations to the Borrower;
WHEREAS, as a condition to the making of certain Loans and issuing certain Letters of Credit pursuant to the Credit Agreement, the Lenders have required that the Guarantors execute and deliver that certain Unconditional Guaranty of Payment and Performance, dated as of even date herewith (as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to collectively as the “Guaranty”), pursuant to which, among other things, the Guarantors have agreed to guarantee the obligations described in the Guaranty;
WHEREAS, Addison, Pembroke and each Subsidiary Guarantor and Additional Guarantor is a direct or indirect wholly owned subsidiary of the Borrower; and
WHEREAS, the Guarantors are engaged in common business enterprises related to those of the Borrower and Guarantors will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to make the Loans and issue Letters of Credit and the Contributing Parties to execute and deliver the Loan Documents to which they are a party, it is agreed as follows:
1.Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2.    Contribution.
(a)    (i)    To the extent that any Guarantor (other than General Partner or Limited Partner) shall make a payment (a “Payment”) of a portion of the Obligations, then such Guarantor that made the Payment shall be entitled to contribution and indemnification from, and be reimbursed by, the Borrower and the other Guarantors (other than General Partner and Limited Partner) in an amount equal to the lesser of (A) the amount derived by subtracting from any such Payment the “Allocable Amount” (as defined herein) of such Guarantor making the payment, and (B) as to the Borrower or any other Guarantor, the Allocable Amount for the Borrower or such other Guarantor (other than General Partner and Limited Partner), respectively.
(ii)    To the extent that the General Partner shall make a Payment of a portion of the Obligations, then the General Partner shall be entitled to contribution and indemnification from, and be reimbursed by, the Limited Partner in an amount equal to the lesser of (A) the amount derived by subtracting from any such Payment the Allocable Amount of General Partner, and (B) the Allocable Amount for the Limited Partner.
(b)    As of any date of determination, the “Allocable Amount” of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Payment without (i) rendering such Contributing Party “insolvent” within the meaning of Section 101(32) of the Federal Bankruptcy Code (the “Bankruptcy Code”) or Section 2 of either the Uniform Fraudulent Transfer Act (the “UFTA”) or the Uniform Fraudulent Conveyance Act (the “UFCA”) or the fraudulent conveyance and transfer laws of the State of New York or such other jurisdiction whose laws shall be determined to apply to the transactions contemplated by this Agreement (the “Applicable State Fraudulent Conveyance Laws”), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5 of the UFCA or the Applicable State Fraudulent Conveyance Laws, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA or the Applicable State Fraudulent Conveyance Laws.
3.    No Impairment. This Agreement is intended only to define the relative rights of the Borrower and the Guarantors, and nothing set forth in this Agreement is intended to or shall reduce or impair the obligations of any Borrower or any Guarantor to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the applicable Loan Documents.
4.    Rights Constitute Assets. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Contributing Party.
5.    Effectiveness. This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged, all Letters of Credit are returned undrawn, and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated.

6.    WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EACH OF BORROWER, GUARANTORS, AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. BORROWER AND EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER AND EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 6. BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS SECTION 6 WITH LEGAL COUNSEL AND THAT BORROWER AND GUARANTORS AGREE TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.
7.    This Agreement shall, pursuant to New York General Obligations Law Section 5‑1401, be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Borrower and the Guarantor have executed and delivered this Agreement, under seal, as of the date first above written.

BORROWER:

MONOGRAM RESIDENTIAL OP LP, a Delaware limited partnership

By: Monogram Residential, Inc., a Delaware corporation, its general partner
By: /s/ Howard S. Garfield
Name: Howard S. Garfield
Title: Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary

(SEAL)

GUARANTORS:

MONOGRAM RESIDENTIAL, INC., a Delaware corporation
By: /s/ Howard S. Garfield
Name: Howard S. Garfield
Title: Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary

(SEAL)

MR BUSINESS TRUST, a Maryland business trust

By: Monogram Residential Trust, Inc., a Maryland corporation, its trustee
By: /s/ Howard S. Garfield
Name: Howard S. Garfield
Title: Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary

(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

MONOGRAM RESIDENTIAL APARTMENT COLLECTION, INC., a Delaware corporation
By: /s/ Howard S. Garfield
Name: Howard S. Garfield
Title: Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

MONOGRAM RESIDENTIAL ACAPPELLA GP, LLC;
MONOGRAM RESIDENTIAL ADDISON CIRCLE FINANCE, LLC;
MONOGRAM RESIDENTIAL ADDISON CIRCLE, LLC;
MONOGRAM RESIDENTIAL SCOTTSDALE, LLC;
MONOGRAM RESIDENTIAL RICHARDSON, LLC;
MONOGRAM RESIDENTIAL KENDALL COMMONS, LLC;
MONOGRAM RESIDENTIAL PEMBROKE, LLC;
MONOGRAM RESIDENTIAL CYAN, LLC;
BHC II, LLC;
BHC III, LLC;
MONOGRAM RESIDENTIAL REIT TRS HOLDING, LLC;
MONOGRAM RESIDENTIAL PACIFICA, LLC;
MONOGRAM RESIDENTIAL PACIFICA GP, LLC;
MONOGRAM RESIDENTIAL SHADY GROVE, LLC;
MONOGRAM RESIDENTIAL SHADY GROVE GP, LLC;
MONOGRAM RESIDENTIAL 1401 MISSION, LLC;
MONOGRAM RESIDENTIAL FAIRMOUNT, LLC;
MONOGRAM RESIDENTIAL COLUMBIA, LLC;
MONOGRAM RESIDENTIAL SKYLINE, LLC;
MONOGRAM RESIDENTIAL WEST UNIVERSITY, LLC;
MONOGRAM RESIDENTIAL ARPEGGIO, LLC;
MONOGRAM RESIDENTIAL AUDUBON, LLC;
MONOGRAM RESIDENTIAL BAILEYS, LLC;
MONOGRAM RESIDENTIAL BRICKELL, LLC;
MONOGRAM RESIDENTIAL CAMERON HOUSE, LLC;
MONOGRAM RESIDENTIAL DISTRICT, LLC;
MONOGRAM RESIDENTIAL DELRAY FINANCE, LLC;
MONOGRAM RESIDENTIAL DELRAY MANAGER, LLC;
MONOGRAM RESIDENTIAL LOVERS LANE I, LLC;
MONOGRAM RESIDENTIAL HUNTINGTON BEACH, LLC;
MONOGRAM RESIDENTIAL CUSTER, LLC;
MONOGRAM RESIDENTIAL MISSION GORGE, LLC;
MONOGRAM RESIDENTIAL MUSEUM DISTRICT, LLC;
MONOGRAM RESIDENTIAL PEACHTREE, LLC;
MONOGRAM RESIDENTIAL 21 LAWRENCE, LLC;
MONOGRAM RESIDENTIAL RENAISSANCE, LLC;
MONOGRAM RESIDENTIAL SAN SEBASTIAN, LLC; and
MONOGRAM RESIDENTIAL SATORI, LLC, each a Delaware limited liability company
By:         /s/ Howard S. Garfield
Name:    Howard S. Garfield

Title:	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary

[SIGNATURES CONTINUE ON NEXT PAGE]

MONOGRAM RESIDENTIAL RIO, LLC;
MONOGRAM RESIDENTIAL PROSPECT, LLC;
MONOGRAM RESIDENTIAL TYSON'S CORNER, LLC;
MONOGRAM RESIDENTIAL DELRAY II, LLC;
MONOGRAM RESIDENTIAL ST. ROSE, LLC;
MONOGRAM RESIDENTIAL 22 WATER STREET, LLC;
MONOGRAM RESIDENTIAL WATERFORD PLACE, LLC;
MONOGRAM RESIDENTIAL SANTA ROSA, LLC;
MONOGRAM RESIDENTIAL BELMAR, LLC;
MONOGRAM RESIDENTIAL BRIAR FOREST, LLC;
MONOGRAM RESIDENTIAL BURROUGHS MILL, LLC;
MONOGRAM RESIDENTIAL CALYPSO LLC;
MONOGRAM RESIDENTIAL CHERRY CREEK, LLC;
MONOGRAM RESIDENTIAL ELDRIDGE, LLC;
MONOGRAM RESIDENTIAL FITZHUGH, LLC;
MONOGRAM RESIDENTIAL REDWOOD, LLC;
MONOGRAM RESIDENTIAL NOHO HOLDING, LLC;
MONOGRAM RESIDENTIAL PARK CREST HOLDING, LLC;
MONOGRAM RESIDENTIAL RUSSELL, LLC;
MONOGRAM RESIDENTIAL DEVELOPMENT SERVICES, LLC;
MONOGRAM RESIDENTIAL ASSET MANAGEMENT SERVICES, LLC; MONOGRAM RESIDENTIAL DISPOSITION SERVICES, LLC; and
MONOGRAM RESIDENTIAL APARTMENT COLLECTION, LLC, each a Delaware limited liability company
By:     /s/ Howard S. Garfield
Name:    Howard S. Garfield
Title: Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary